
TIDEWATER

TIDEWATER

Swire Pacific Offshore Acquisition

Investor Presentation

March 2022

Forward-looking Statements

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Tidewater Inc. (the "Company") notes that certain statements set forth in this presentation contain certain forward-looking statements which reflect our current view with respect to future events and future financial performance. Forward-looking statements are all statements other than statements of historical fact. All such forward-looking statements are subject to risks and uncertainties, many of which are beyond the control of the Company, and our future results of operations could differ materially from our historical results or current expectations reflected by such forward-looking statements.

These risks and uncertainties include, without limitation: the risks related to fluctuations in worldwide energy demand and oil and natural gas prices, and continuing depressed levels of oil and natural gas prices without a clear indication of if, or when, prices will recover to a level to support renewed offshore exploration activities; fleet additions by competitors and industry overcapacity; our limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers in the energy industry and the industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; the risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; and the resolution of pending legal proceedings. The forward-looking statements should be considered in the context of the risk factors listed above and those discussed in the Annual Report on Form 10-K for the year ended December 31, 2020, filed by the Company with the U.S. Securities and Exchange Commission ("SEC") on March 4, 2021, as updated by subsequent filings with the SEC. Investors and prospective investors are cautioned not to rely unduly on such forward-looking statements, which speak only as of the date hereof.

Transaction Summary

Consideration Details

- Tidewater Inc. ("TDW" or the "Company") has entered into a definitive agreement to acquire Swire Pacific Offshore Holdings Limited ("SPO") from a subsidiary of Swire Pacific Limited ("SPL") for total consideration of approximately $190 million
  - SPL will receive a combination of i) Jones Act warrants and ii) cash consideration
  - The consideration consists of the following:
    - 8.1 million Jones Act warrants
    - $42 million in cash
- The Jones Act warrants, upon exercise, would represent approximately 15.6% of TDW's outstanding share
- TDW will use available cash on-hand to fund the cash portion of the consideration

Management and Governance

- The combined businesses will operate under the Tidewater brand and will continue to be led by TDW CEO Quintin Kneen
- The Board of Directors structure for TDW will remain unchanged upon completion of the transaction
- The transaction does not require a shareholder vote and has been unanimously approved by the Company's Board of Directors

Strategic Rationale

Largest Global OSV Operator	▪ Combination of TDW's 124 PSVs and AHTSs (collectively, "OSVs") and SPO's fleet of 50 OSVs creates the world's largest OSV operator with a fleet of 174 OSVs ▪ SPO's fleet of 50 OSVs consists of 29 AHTS and 21 PSVs, all of which are currently active ▪ Combination provides for a major presence in every major offshore oil & gas region globally
Synergy Opportunities	▪ $20 million of G&A synergies and $25 million of opex synergies targeted that can be realized within the first 24 months post-closing ▪ TDW management has a strong track record in executing transformative M&A transactions and realizing significant synergies ▪ Ability to rapidly integrate vessels into existing shore based infrastructure and systems
Balance Sheet Strength & Liquidity	▪ Tidewater will retain the strongest balance sheet in the industry with approximately 93% net debt to market capitalization and a net debt position of approximately $85 million ▪ Pro forma for the transaction, Tidewater liquidity will be approximately $135 million including our recently established $25 million revolving credit facility
Earnings Leverage	▪ Pro Forma 2021 Core Fleet[1] Combined EBITDA of $86 million as compared to TDW stand-alone 2021 EBITDA of $35 million ▪ 50 SPO OSVs acquired expands asset base with which to drive significant free cash flow generation as the offshore vessel market continues to recover
Geographic Enhancement & Expansion	▪ SPO acquisition significantly enhances Tidewater's market presence in West Africa, provides for an expansion of its highly profitable Southeast Asia business, and is additive to its footprint in the Middle East ▪ Pro forma for the acquisition, Tidewater will be the largest operator of active OSVs in both West Africa and Southeast Asia / Middle East regions
Fleet High-Grading	▪ Adds 18 large PSVs and 10 large AHTSs to TDW's fleet, an increase of 26% and 167%, respectively[2] ▪ Improves average age profile of aggregate fleet, especially within the large PSV and AHTS fleet; improves average age of large PSVs by 0.6 years to 9.0 years and large AHTSs by 2.7 years to 9.9 years

1) "Core Fleet" excludes vessels sold during 2021 or classified as assets held for sale by TDW at YE 2021 and the 50 PSVs and AHTSs acquired from SPL. 2021 Core Fleet EBITDA includes realization of $46 million of targeted synergies

2) Large PSV defined as deck size of >700sqm and high-spec AHTS defined as BHP >12k

SPO Fleet Overview



Total Fleet - 50 Vessels
21
29
AHTS
PSV
Europe - 1 OSV
1
Americas - 1 OSV
1
West Africa - 25 OSVs
2
6
5
8
4
Middle East / AsiaPac - 23 OSVs
6
4
3
3
3
4
Legend
>900m2
700 - 900m2
<700m2
4 - 8K BHP
8 - 12K BHP
12 - 16K BHP
>16K
Locations

Note: Reflects only PSVs and AHTSs; total SPO fleet of 51 acquired, including one seismic survey vessel.

Global Footprint in All Major Offshore Regions



Total Fleet - 174 OSVs
63
111
PSV
AHTS
Europe - 29 OSVs
1
3
8
17
Americas - 34 OSVs
2
1
3
11
5
12
West Africa - 50 OSVs
4
5
3
12
16
7
3
Middle East / AsiaPac - 61 OSVs
2
4
10
6
9
18
12
Legend
>900m2
700 - 900m2
<700m2
4 - 8K BHP
8 - 12K BHP
12 - 16K BHP
>16K
SPO Locations
Tidewater Locations

Note: Reflects only PSVs and AHTSs. Includes TDW vessel booked as AHFS; does not reflect TDW fleet of crew boats, maintenance vessels or tug boats.

Leading Global OSV Operator with Youngest Fleet


OSV Vessel Count and Fleet Age Profile
OSVs
Years
174
149
143
124
109
75
59
51
50
50
47
46
38
38
PF Tidewater
Bourbon Offshore
Edison Chouest
Tidewater
COSL
Solstad
Hornbeck Offshore Services
Vroon
P&O Maritime Logistics
Swire Pacific Offshore
Vallianz Offshore Marine
Harvey Gulf Int Marine
Hai Duong Offshore
Grupo CBO
OSV Count
Average Fleet Age

Note: Vessel count reflects only PSVs and AHTSs and reflects TDW vessels booked as AHFS; does not reflect one seismic survey vessel acquired.

Source: Spinergie as of March 2022 and Company Information.

Largest Market Capitalization & Lowest Leverage in Sector


$966
$777
$190
$161
$145
$142
$68
$64
$42
$12
$9
Pro Forma
SWIRE PACIFIC OFFSHORE
SOLSTAD OFFSHORE
SEACOR MARINE
SIEM OFFSHORE
ICON OFFSHORE
DOF
Eidesvik
HAVILA
ALAM MARITIM


Market Capitalization
Net Debt
100%
3%
97%
7%
93%
47%
53%
59%
41%
68%
32%
70%
30%
81%
19%
93%
7%
94%
6%
97%
3%
SWIRE PACIFIC OFFSHORE
Pro Forma
ICON OFFSHORE
ALAM MARITIM
SEACOR MARINE
Eidesvik
SIEM OFFSHORE
SOLSTAD OFFSHORE
HAVILA
DOF

Note: Market capitalization for SPO reflected as purchase price. Market data as of 3/8/2022.

Successful Historical G&A Synergy Realization…

Strong Track Record of Synergy Identification and Execution… and Driving Additional Efficiencies in Larger Platforms

Evolution of Tidewater G&A


USD in millions
$160
$140
$120
$100
$80
$60
$40
$20
$0
$145.0
($45.0)
$100.0
($15.0)
$85.0
($16.6)
$68.4
+
GULFMARK OFFSHORE
Targeted Syenrgies
Add'l Synergies Achieved
Post-Synergy TDW
TDW Efficiencies
Q4 2021 G&A Run-rate

Synergy Realization Strategy

Targeted Synergies

- ✓ Rationalized duplicative shore based and administrative functions
- ✓ Streamlined management for improved decision making
- ✓ Eliminated redundant offices and onshore assets
- ✓ Eliminated areas of bureaucracy and migrated to one integrated digital platform

Additional Synergies

- ✓ Optimized onshore functional organizations to drive efficiencies and scalability
- ✓ Eliminated paper processes and legacy processes and integrated to existing enterprise-level functionality

Tidewater Efficiencies

- ✓ Launched continuous improvement initiatives for enterprise-wide automation
- ✓ Connected onshore functionality and offshore operations with advanced technology and global processes
- ✓ **10 consecutive quarters of G&A reductions**

Note: Q4 2021 G&A run-rate excludes professional fees incurred in association with the SPO transaction.

… Demonstrates Track Record to Achieve Targeted Synergies

Meaningful G&A and Opex Synergies Identified to Drive Value of Combined Fleet

Pro Forma 2021 Combined Core Fleet EBITDA post-Synergy Realization



USD in millions
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$41.0
$20.0
$25.0
$86.0
2021 Combined Core Fleet EBITDA
G&A Synergies
Opex Synergies
Pro Forma 2021 Core Fleet EBITDA

Implement Synergy Realization Strategy

Targeted G&A Synergies

- ✓ Duplicative shore based and administrative functions
- ✓ Streamline management for improved decision making
- ✓ Eliminate redundant offices and onshore assets
- ✓ Eliminate areas of bureaucracy and migrate to an integrated, automated digital platform

Targeted Opex Synergies

- ✓ Connect onshore functionality and offshore operations with advanced technology and global processes
- ✓ Eliminate legacy processes to integrate to existing enterprise-level functionality
- ✓ Optimize workforce travel and logistics
- ✓ Rationalize duplicative operational resources

No revenue synergies assumed in transaction

Result: Enhanced Combined Fleet Earnings Power

Significant Earnings Leverage and Free Cash Generation

Free Cash Flow Conversion (%) [1]						
61%	77%	84%	87%	90%	91%	91%



$800
$700
$600
$500
$400
$300
$200
$100
$0
USD in Millions
$41
$20
$25
$86
$103
$96
$96
$96
$96
$96
$668
$18.5k day rate scenario in-line with 2014 realized day rate
2021 Core Fleet EBITDA
Targeted G&A Synergies
Targeted Opex Synergies
Pro Forma 2021 Core Fleet EBITDA
Utilization Uplift
+$1.5k/day Agg. Dayrate
+$3.0k/day Agg. Dayrate
+$4.5k/day Agg. Dayrate
+$6.0k/day Agg. Dayrate
+$7.5k/day Agg. Dayrate
$18.5k/day EBITDA

Note: "Core Fleet" excludes vessels sold during 2021 or classified as assets held for sale by TDW at YE 2021 and the 50 PSVs and AHTSs acquired from SPO. Core Fleet includes 136 TDW vessels net of 18 AHFS, yielding a pro forma Core Fleet vessel count of 186. Opex excludes non-cash impairments recorded in 2021.
Utilization Uplift scenario contemplates combined Core Fleet utilization to increase from 76% to 90%; pro forma 2021 combined Core Fleet day rate of $10,994 held constant in this scenario.
(1) Free Cash Flow conversion defined as free cash flow as a % of EBITDA; drydocks and capex for legacy TDW fleet assumed $43 million per year and for the SPO fleet assumed $12 million per year.

SPO Acquisition Enhances West African OSV Fleet…

West Africa Market - PSV Status by Deck Size



120
100
80
60
40
20
0
Active
Stacked
>700m2
<700m2

West Africa Market - AHTS Status by Bollard Pull



120
100
80
60
40
20
0
Active
Stacked
>120 BP
<120 BP

Flight to Vessel Quality in West Africa Beneficial for Tidewater and SPO's High-Quality Fleet of Vessels…

Pro Forma Tidewater PSV Status by Deck Size



10
8
6
4
2
0
>700
<700
>700
<700
Tidewater
SPO
Active
Stacked

Pro Forma Tidewater AHTS Status by Bollard Pull



15
10
5
0
>120t
<120t
>120t
<120t
Tidewater
SPO
Active
Stacked

… and Allows Tidewater to Take Advantage of a Rapidly Growing Market

West Africa OSV Fleet



70
60
50
40
30
20
10
0
PF TDW
Bourbon
Swire
TDW
WAV
Awaritse
Active
Stacked

West Africa Spend Forecast



25,000
20,000
15,000
10,000
5,000
0
Capex
Opex
2021
2022
2023
2024
2025
2026
2027

Note: West Africa Spend Forecast per Rystad Energy as of March 2022.
Regional vessel count data per Spinergie and Company Information as of March 2022.
Reflects only PSVs and AHTSs.

… And is Additive to Middle East Footprint and Provides Significant Expansion Into Southeast Asia Market

MENA/SEAsia Market - PSV Status by Deck Size



500
400
300
200
100
0
Active
Stacked
>700m2
<700m2

Pro Forma Tidewater PSV Status by Deck Size

Pro Forma Tidewater AHTS Status by Bollard Pull



12
10
8
6
4
2
0
>700
<700
>700
<700
Tidewater
SPO
Active
Stacked
20
15
10
5
0
>120t
<120t
>120t
<120t
Tidewater
SPO
Active
Stacked

… with Tidewater's Combined Fleet Poised to Benefit in Additional Growth Regions

MENA/SEAsia OSV Fleet



70
60
50
40
30
20
10
0
PF TDW
Vallianz
TDW
Hai Duong
Bourbon
Swire
Active
Stacked

MENA/SEAsia Market - AHTS Status by Bollard Pull



800
600
400
200
0
Active
Stacked
>120 BP
<120 BP

Flight to Quality Consistent Across Regions…

MENA/SEAsia Spend Forecast



Capex
Opex
80,000
60,000
40,000
20,000
0
2021
2022
2023
2024
2025
2026
2027

Note: MENA/SEAsia Spend Forecast per Rystad Energy as of March 2022; reflects Australia, East Asia, Southeast Asia, South Asia and Middle East.
Regional vessel count data per Spinergie and Company Information as of March 2022.
Reflects only PSVs and AHTSs.

Pro Forma Fleet Composition and Age Profile

Pro Forma Fleet Composition and Age Profile								
SPO Fleet Overview			Tidewater Fleet Overview			Pro Forma Tidewater Fleet Overview		
PSVs			PSVs			PSVs		
Deck Size	Vessel Count	Average Age	Deck Size	Vessel Count	Average Age	Deck Size	Vessel Count	Average Age
<700m^2	3	14.1 years	<700m^2	20	13.6 years	<700m^2	23	13.7 years
700 - 900m^2	10	5.2 years	700 - 900m^2	35	9.8 years	700 - 900m^2	45	8.8 years
>900m^2	8	8.5 years	>900m^2	35	9.3 years	>900m^2	43	9.1 years
	21	7.7 years		90	10.4 years		111	9.9 years
AHTSs			AHTSs			AHTSs		
BHP	Vessel Count	Average Age	BHP	Vessel Count	Average Age	BHP	Vessel Count	Average Age
4 - 8K	8	13.5 years	4 - 8K	20	12.3 years	4 - 8K	28	12.7 years
8 - 12K	11	14.1 years	8 - 12K	8	12.8 years	8 - 12K	19	13.6 years
12 - 16K	-	-	12 - 16K	5	13.1 years	12 - 16K	5	13.1 years
>16K	10	8.3 years	>16K	1	10.0 years	>16K	11	8.5 years
	29	11.9 years		34	12.5 years		63	12.2 years
Total	50	10.2 years		124	11.0 years		174	10.8 years
Large OSVs	28	7.2 years		76	9.8 years		104	9.1 years

SPO Acquisition Improves Pro Forma Tidewater Vessel Age Profile, Particularly in Large PSVs and AHTSs

Note: Vessel ages per company information and VesselsValue. Total vessel count for TDW includes assets booked as AHFS.
Only reflects PSVs and AHTS.

Highlights

- Largest global OSV operator
- Meaningful G&A and opex synergy realization opportunities
- Strong balance sheet and liquidity profile
- Significant earnings leverage in a recovering offshore market
- Geographic enhancement and expansion
- Fleet high-grading
- Well-positioned to pursue additional acquisition opportunities